UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	September 20, 2018

SEMPRA ENERGY
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th AVENUE, SAN DIEGO, CALIFORNIA	92101
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

FORM 8-K
Item 1.01 Entry into a Material Definitive Agreement.

Purchase and Sale Agreement

On September 20, 2018, Sempra Solar Portfolio Holdings, LLC (“Portfolio Holdings”), an indirect wholly owned subsidiary of Sempra Energy, entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with CED Southwest Holdings, Inc., a subsidiary of Consolidated Edison, Inc., pursuant to which Portfolio Holdings has agreed to sell to CED Southwest Holdings, Inc. all of the outstanding membership interests of Sempra Solar Holdings, LLC (the “Company”), a wholly owned subsidiary of Portfolio Holdings (such sale, the “Transaction”).

The Company owns (i) 50 percent of the outstanding membership interests (the remaining 50 percent of which are owned by CED Southwest Holdings, Inc. and/or its affiliates) of limited liability companies that own solar energy generation facilities and a wind generation facility (the “JV Company Entities”) and (ii) all of the outstanding membership interests (other than those interests held by tax equity investors) of limited liability companies that own renewable energy generation facilities and development-stage solar and energy storage assets (the “Non-JV Company Entities” and collectively with the JV Company Entities, the “Company Entities”). Collectively, the Company Entities own the wind generation facility and all the solar energy generation facilities and development-stage solar and energy storage assets in which the Company holds an interest. All of these facilities and assets are located in the United States and do not include facilities or assets owned by Sempra Energy’s California or Texas regulated public utilities. Sempra Energy has provided a limited payment guarantee with respect to payment obligations of Portfolio Holdings that may arise under the Purchase Agreement.

Consideration

Subject to the terms and conditions of the Purchase Agreement, CED Southwest Holdings, Inc. has agreed to acquire all of the outstanding membership interests of the Company for an aggregate base purchase price of $1,540,000,000, subject to potential adjustments for working capital and transfers of cash and cash equivalents made by Portfolio Holdings or any of its subsidiaries or affiliates (other than a Company Entity) to any Company Entity at any time after the date of the Purchase Agreement, but prior to the closing of the Transaction (the “Closing”).

Representations and Warranties

The Purchase Agreement contains customary representations and warranties of each of Portfolio Holdings and CED Southwest Holdings, Inc. The representations and warranties of each party set forth in the Purchase Agreement have been made solely for the benefit of the other parties to the Purchase Agreement, and such representations and warranties should not be relied on by any other person. In addition, such representations and warranties (a) have been qualified by disclosure schedules that the parties have delivered in connection with the execution of the Purchase Agreement, (b) are subject to the materiality standards set forth in the Purchase Agreement, which may differ from what may be viewed as material by investors, (c) in certain cases, were made as of a specific date, and (d) may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact. Accordingly, no person should rely on the representations and warranties as characterizations of the actual state of facts.

Conditions to Closing and Deliverables

The Transaction is subject to various conditions to Closing, including: (a) expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (b) approvals of the Federal Energy Regulatory Commission and the U.S. Department of Energy, (c) the accuracy of the representations and warranties of each party at the time of Closing, (d) compliance in all material respects by each party with its covenants, (e) the absence of any law or order prohibiting the Closing, and (f) certain contractual consents having been obtained and being in full force and effect and certain contractual obligations having been replaced. We expect the Transaction to be completed near the end of 2018.

Indemnification and Termination

Both Portfolio Holdings and CED Southwest Holdings, Inc. have agreed, subject to certain limitations, to indemnify the other party for losses arising from certain breaches of the Purchase Agreement.

Either party may terminate the Purchase Agreement under certain circumstances, including, subject to certain conditions and possible extension, if the Closing does not occur on or before March 19, 2019.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is filed as Exhibit 2 hereto and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements included in this Current Report on Form 8-K constitute “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. In particular, they include statements relating to the satisfaction or waiver of the conditions necessary for Portfolio Holdings to complete the Transaction, as well as the anticipated timing of the closing of the Transaction. These forward-looking statements are subject to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to, the possibility that the closing conditions to the Transaction may not be satisfied or waived in a timely manner or at all, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval, and that we may be subject to indemnification obligations. Investors should not rely unduly on any forward-looking statements. These forward-looking statements speak only as of the date hereof, and Sempra Energy undertakes no obligation to update or revise these forecasts or projections or other forward-looking statements, whether as a result of new information, future events or otherwise. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit 2	Purchase and Sale Agreement, dated as of September 20, 2018, by and between Sempra Solar Portfolio Holdings, LLC and CED Southwest Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY,
(Registrant)

Date: September 20, 2018	By: /s/ Peter R. Wall
Peter R. Wall Vice President, Controller and Chief Accounting Officer